DEFINITIVE PROXY MATERIALS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Coller Secondaries Private Equity Opportunities Fund

______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Coller Private Market Secondaries Advisors, LLC.
July 2, 2026	950 Third Avenue New York NY 10022
Tel: +1 212 644 8500 Fax: +1 212 644 9133
info@collercapital.com www.collercapital.com

Dear Shareholder,

Today we adjourned the Special Meeting of Shareholders of Coller Secondaries Private Equity Opportunities Fund to July 17, 2026, at 10:00 a.m. Eastern Time, to give shareholders who have not yet voted more time to do so. If you have not yet voted, please do so as soon as practicable.

Shareholders are being asked to approve a new investment advisory agreement between the Fund and Coller Private Market Secondaries Advisors, LLC, the current Adviser to the Fund. Participation has not yet reached the level required to approve the New Advisory Agreement under applicable law and the Fund’s governing documents, which is why your vote matters.

The Board of Trustees recommends that you vote “FOR” the proposal.

Please take a few moments to cast your vote so the meeting can proceed and avoid any further adjournments or delays. If you have already voted, no further action is needed.

The reconvened meeting will be held at the offices of the Adviser, 950 Third Avenue, New York, NY 10022. The record date remains March 26, 2026. Proxies already submitted remain valid and will be voted at the reconvened meeting unless revoked.

Thank you for helping us complete this important business by casting your vote.

Sincerely,

Radin Ahmadian
Secretary
Coller Secondaries Private Equity Opportunities Fund

How do I vote? Choose any one of the following methods:

•        By phone with a representative: Call Alliance Advisors, the Fund’s proxy solicitor, toll-free at (866) 206-6951, Monday through Friday, to vote with a live agent.

•        By touch-tone phone: Call the toll-free number on your proxy card and follow the automated prompts.

•        Online: Visit the web address on your proxy card and follow the instructions.

•        By mail: Sign, date, and return your proxy card in the postage-paid envelope provided.

Please vote before the reconvened meeting on July 17, 2026, so your shares are represented.

Questions? Call Alliance Advisors at (866) 206-6951.

Strictly Private and Confidential	Page 2 of 2

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to www.AALvote.com/CSPEF
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

CONTROL NUMBER

NAME & ADDRESS HERE

As a shareholder of Coller Secondaries Private Equity Opportunities Fund, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Time, on July 16, 2026.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND
SPECIAL MEETING OF SHAREHOLDERS
July 17, 2026 AT 10:00 A.M. EASTERN DAYLIGHT TIME

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

The shareholder(s) hereby appoint(s) Randi Weitz and/or Radin Ahmadian, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of beneficial interest of Coller Secondaries Private Equity Opportunities Fund that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at the Fund’s offices, 950 Third Avenue, new York, NY 10022 at 10:00 a.m. EDT on July 17, 2026, and any adjournment or postponement thereof.

Please check here if you plan to attend the Special Meeting. ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

NAME & ADDRESS HERE	Signature________________________________________________

Date____________________________________________________

Title____________________________________________________

Signature (Joint Owners)____________________________________
CONTROL NUMBER

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Address Change: (If you noted any Address Changes above, please mark box.) ☐

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on July 17, 2026:

The Notice and Proxy Statement and Special Report are available at:
https://web.viewproxy.com/CSPEF/2026

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Proposal No. 1.

Your Board of Trustees recommends a vote FOR Proposal No. 1.

Please mark your votes like this ☒

1. To approve a new investment advisory agreement between the Fund and the Adviser..

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: Such other business that may properly come before the meeting.